UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 7, 2016

RACKWISE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54519	27-0997534
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2365 Iron Point Road, Suite 190 Folsom, CA 95630

(Address of principal executive offices, including zip code)

(916) 984-6000

(Registrant’s telephone number, including area code)

(Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01	Other Events.

We have not filed any periodic or other reports with the Securities and Exchange Commission (“SEC”) since the filing of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, filed on May 15, 2014. We intend to file all delinquent periodic reports with the SEC within the next ninety days.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RACKWISE, INC.

Dated: April 7, 2016	By:	/s/ Guy A. Archbold
Guy A. Archbold Chief Executive Officer, President and Chairman of the Board